EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
The Network Connection, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the headings "Experts" in the registration statement on Form SB-2.

                                        /s/ KPMG LLP

Phoenix, Arizona
February 22, 2000